UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2013

THE WENDY’S COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-2207	38-0471180
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

One Dave Thomas Blvd., Dublin, Ohio                                              43017
(Address of principal executive offices)                                   (Zip Code)

Registrant’s telephone number, including area code: (614) 764-3100

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01          Entry into a Material Definitive Agreement.

On April 16, 2013, Wendy’s International, Inc. (“Wendy’s International”), an indirect wholly owned subsidiary of The Wendy’s Company, entered into an amendment (the “Amendment”) to its Credit Agreement, dated as of May 15, 2012 (the “Credit Agreement”), with the other Loan Parties party thereto, Bank of America, N.A., as Term A Lender, Term B Lender, Administrative Agent, L/C Issuer and Swing Line Lender, and the other Lenders party thereto.  The Amendment provides that, subject to the satisfaction of certain closing conditions, the Credit Agreement, and certain other loan documents, will be amended and restated in the form attached to the Amendment (the “Restated Credit Agreement”).  The closing is expected to occur on or after May 16, 2013.  When the Restated Credit Agreement becomes effective, among other things, it will (i) lower the interest rate margins and LIBOR floors applicable to the existing term B loans by 100 basis points and 50 basis points, respectively, (ii) provide for a partial refinancing of the existing term B loans with a new tranche of term A loans in an aggregate principal amount of $350,000,000, which will (a) have interest rate margins 25 basis points lower than the term B loans (after giving effect to the reduction described in the preceding clause), (b) have no LIBOR floors and (c) mature one year earlier than the term B loans, and (iii) extend the maturity date of the revolving credit facility by one year (from May 2017 to May 2018).

Certain of the lenders under the Restated Credit Agreement and their affiliates have from time to time provided investment banking, commercial banking and other financial services to the Company or its affiliates, including as lenders under the Credit Agreement, for which they received customary fees and commissions. The lenders under the Restated Credit Agreement may also provide these services to the Company or its affiliates from time to time in the future.

On April 17, 2013, The Wendy’s Company issued a press release related to the Amendment.  The full text of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference into this Item 1.01.

Item 9.01          Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release issued by The Wendy’s Company on April 17, 2013.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WENDY’S COMPANY

Date: April 17, 2013	By:	/s/ Dana Klein
Dana Klein
Senior Vice President – Corporate and Securities Counsel, and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued by The Wendy’s Company on April 17, 2013.